                                                             EXHIBIT NUMBER (21)
                                                             TO 2001 FORM 10-K

                     NORTHERN TRUST CORPORATION SUBSIDIARIES
                               AS OF MARCH 1, 2002

                                                                      Percent         Jurisdiction of
                                                                       Owned          Incorporation
                                                                       -----          -------------
The Northern Trust Company                                              100%          Illinois
   Norlease, Inc.                                                       100%          Delaware
      TNT-NL Leasing I, Inc.                                            100%          Delaware
   MFC Company, Inc.                                                    100%          Delaware
   The Northern Trust Company, Canada                                   100%          Ontario, Canada
   Nortrust Nominees Ltd.                                               100%          England
   The Northern Trust Company U.K. Pension Plan Limited                 100%          England
   The Northern Trust International Banking Corporation                 100%          Edge Act
      The Northern Trust Company of Hong Kong Limited                 99.99%          Hong Kong
      Northern Trust Trade Services Limited                              99%          Hong Kong
      Northern Trust Fund Managers (Ireland) Limited                    100%          Ireland
      Northern Trust Global Investments (Europe) Limited                100%          England
         Helaba Northern Trust GmbH                                      50%          Germany
      Northern Trust (Ireland) Limited                                  100%          Ireland
         Northern Trust Investor Services (Ireland) Limited             100%          Ireland
         Northern Trust Custodial Services (Ireland) Limited            100%          Ireland
         Northern Trust Fund Services (Ireland) Limited                 100%          Ireland
         Northern Nominees (Ireland) Limited                            100%          Ireland
         Northern Trust Property Services (Ireland) Limited             100%          Ireland
   NTG Services LLC                                                     100%          Delaware LLC
      NT Mortgage Holdings LLC                                         99.6%          Delaware LLC
   Northern Trust Investments, Inc.                                     100%          Illinois
   RemitStream Solutions, LLC                                            20%          Delaware

Northern Trust of Florida Corporation                                   100%          Florida
   Northern Trust Cayman International, Ltd.                            100%          Cayman Islands,
                                                                                      BWI
   Northern Trust Bank of Florida N.A                                   100%          National Bank
      Realnor Properties, Inc.                                          100%          Florida
      Realnor Special Properties, Inc.                                  100%          Florida
      Realnor 1177, Inc.                                                100%          Florida
      Realnor Hallandale, Inc.                                          100%          Florida
      Northern Annuity Sales, Inc.                                      100%          Florida

Nortrust Holding Corporation*                                           100%          Arizona
   Northern Trust Bank,  N.A*                                           100%          National Bank

Northern Trust of California Corporation                                100%          Delaware
   Northern Trust Bank of California N.A                                100%          National Bank

                     NORTHERN TRUST CORPORATION SUBSIDIARIES
                               AS OF MARCH 1, 2002
                                   (continued)

                                                       Percent  State of
                                                       Owned    Incorporation
                                                       -----    -------------
Metroplex Bancshares, Inc.                              100%    Texas
   Metroplex Delaware Financial Corporation             100%    Delaware
      Northern Trust Bank of Texas N.A                 16.2%    National Bank

Fiduciary Services Inc.                                 100%    Texas
                                                                (INACTIVE)

Northern Trust of Texas Corporation                     100%    Texas
  Northern Trust Bank of Texas N.A                     83.8%    National Bank

Northern Trust Bank, FSB                                100%    Federal Savings
                                                                Bank

Northern Trust Holdings L.L.C.                          100%    Delaware

Northern Investment Corporation                         100%    Delaware

Northern Investment Management Company                  100%    Delaware
                                                                (INACTIVE)

Northern Trust Securities, Inc.                         100%    Delaware

Northern Trust Services, Inc.                           100%    Illinois

Nortrust Realty Management, Inc.                        100%    Illinois

The Northern Trust Company of New York                  100%    New York

Northern Trust Retirement Consulting, L.L.C.            100%    Delaware

Northern Trust Global Advisors, Inc.                    100%    Delaware
   NT Global Advisors, Inc.                             100%    Ontario, Canada
   Northern Trust Global Advisors, Limited              100%    England
   The Northern Trust Company of Connecticut            100%    Connecticut
   NT Fund Advisors of Quebec, Inc.                     100%    Quebec, Canada

NTC Capital I                                           100%    Delaware

NTC Capital II                                          100%    Delaware

*Effective February 18, 2002, the Corporation's Arizona banking subsidiary changed its name from Northern Trust Bank Arizona N.A. to Northern Trust Bank, N.A. At the same time, Northern Trust Bank of Colorado was merged into Northern Trust Bank, N.A. Effective February 19, 2002, Nortrust of Arizona Holding Corporation changed its name to Nortrust Holding Corporation. At the same time, Northern Trust of Colorado Corporation was merged into Nortrust Holding Corporation.